UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

Filed  by  the  Registrant  [X]  Filed  by a Party other than the Registrant [ ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Sec.240.14a-12

AURORA METALS (BVI) LIMITED
---------------------------
(Name of Registrant as Specified In Its Charter)

N/A
---
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No  fee  required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                           AURORA METALS (BVI) LIMITED
                       6655 West Jewell Avenue, Suite 102,
                       Lakewood, Colorado, USA 80232-7108

                           NOTICE AND PROXY STATEMENT
                                       for
        ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FRIDAY, AUGUST 30, 2002

To the Shareholders of Aurora Metals (BVI) Limited:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Aurora Metals (BVI) Limited, a company incorporated in the Territory of the British Virgin Islands and registered with the United States Securities and Exchange Commission ("SEC") as a foreign issuer, hereinafter referred to as the "Company", will be held at the Conference Room adjacent to Suite 102, 6655 West Jewell Avenue, Lakewood, Colorado, 80232-7108 on Friday,
August  30,  2002  at  8.00  a.m.  for  the  following  purposes:

     1. To elect three directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of Moore Stephens Ellis Foster Ltd. as independent accountants for the Company.

     3.   To  ratify  the  adoption  of  the  2002  Stock  Option  Plan.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on August 13, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting.
Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2001 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted FOR each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By Order of the Board of Directors


/s/  John A.A. James
--------------------
John A.A. James
President

August 13, 2002

                           AURORA METALS (BVI) LIMITED
                       6655 West Jewell Avenue, Suite 102,
                       Lakewood, Colorado, USA 80232-7108


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD AUGUST 30, 2002

                     SOLICATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of Aurora Metals (BVI) Limited, a company incorporated in the Territory of the British Virgin Islands and registered with the United States Securities and Exchange Commission ("SEC") as a foreign issuer, hereinafter referred to as the "Company", to be voted at the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on August 30, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of Common Stock of the Company, par value of $0.01 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

The mailing address of the Company is 6655 West Jewell Avenue, Suite 102, Lakewood, Colorado, USA 80232-7108

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about August 20, 2002. A condensed version of the Company's Annual Report on Form 20-F (the "2001 Form 20-F"), as filed with the SEC, which serves as the Annual Report to Shareholders, covering the Company's fiscal year ended December 31, 2001, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference" in the text below.

Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to John A.A. James, 6655 West Jewell Avenue, Suite 102, Lakewood, Colorado, USA 80232-7108; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company. Solicitations will be made only by mail, provided, however, that officers and regular employees of the Company may solicit proxies personally or by telephone or telegram. Such persons will not be specially compensated for such services. The Company may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

As of August 13, 2002, the Company had 15,619,126 shares of common stock issued and outstanding.

The Common Stock of the Company has been quoted on the NASD OTC Bulletin Board since early June 2001. The following table sets forth the high and low bid prices for the Common Stock for the calendar quarters indicated as reported by the NASD OTC Bulletin Board since the Company's stock began trading in June 2001. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

                    First Quarter  Second Quarter  Third Quarter  Fourth Quarter
                    -------------  --------------  -------------  --------------
2001 - High ($)                NA            0.85           0.72            0.51
2001 - Low ($)                 NA            0.00           0.17            0.24

INCORPORATION  BY  REFERENCE

A condensed version of the Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2001 and 2000 has been included with the proxy statement. The Company currently has one full time and two part time employees. The section entitled Item 4. Information On The Company on pages 6 through 12 of the Form 20-F, together with the consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 on pages F-1 through F-13 of the Form 20-F, provide additional information concerning the Company's business and are incorporated herein by reference. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by the Company.

                                QUORUM AND VOTING

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on August 13, 2002 (the "Record Date"). On the Record Date, there were 15,619,126 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on August 13, 2002 will be entitled to vote at the Annual Meeting of Stockholders.

Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither the Company's Memorandum of Association nor its Articles of Association allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

Voting rights are non cumulative. Thirty-three and one third percent (33 1/3%) of the outstanding shares entitled to vote at the Annual Meeting of the Stockholders will constitute a quorum at the meeting. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

Directors are elected by plurality vote. The ratifications of the appointment of Moore Stephens Ellis Foster Ltd., and the 2002 Stock Option Plan, will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

Under applicable provisions of the The International Business Companies Act, Cap. 291 of the Territory of the British Virgin Islands, shareholders are not entitled to dissenters' rights or appraisal rights with respect to the matters to be considered and voted upon at the Annual Meeting of Stockholders

                                     SUMMARY

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

THE  MEETING

DATE, TIME AND PLACE OF THE ANNUAL MEETING

The Annual Meeting of Aurora Metals (BVI) Limited is scheduled to be held on August 30, 2002, at 8.00 a.m. in the Conference Room adjacent to Suite 102, 6655 West Jewell Avenue, Lakewood, Colorado, USA 80232-7108. See "Solicitation and Revocability of Proxies."

RECORD  DATE

Only holders of record of shares of Common Stock at the close of business on August 13, 2002 are entitled to receive notice of and to vote at the Annual Meeting.

VOTE  REQUIRED

Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for:

     (i)  the  election  of  each  nominee  for  director  of  the  Company;

    (ii) ratification of the appointment of Moore Stephens Ellis Foster Ltd. as the independent public accountants of the Company;

   (iii)  ratification  of  the  2002  Stock  Option  Plan;  and

    (iv) to transact such other business as may properly come before the meeting and any adjournments thereof.

ACCOUNTANTS

Moore Stephens Ellis Foster Ltd., have been selected by the Company to act as the principal accountant for 2002. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since March 31, 2000. It is not expected that the representatives of Moore Stephens Ellis Foster Ltd. will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1."), FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2."), FOR RATIFICATION OF THE 2002 STOCK OPTION PLAN ("PROPOSAL 3."), AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

PROPOSAL  1.     ELECTION  OF  DIRECTORS

At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of three members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the three nominees named below. The three nominees named below are presently serving as Directors of the Company and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

The tables below and the paragraphs that follow present certain information concerning the nominees for Director and the executive officers of the Company. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of the Company's Directors or executive officers has any family relationship with any other Director or executive officer.

-----------------------------------------------------------------------------------------------------
                                                                       SHARES OF COMMON
                                                        EXECUTIVE     STOCK BENEFICIALLY
                                         POSITIONS       OFFICER/         OWNED AS OF      PERCENT OF
NAME                            AGE     WITH COMPANY  DIRECTOR SINCE  AUGUST 13, 2002 (1)    CLASS
---------------------------  ---------  ------------  --------------  -------------------  ----------
NOMINEES FOR DIRECTORS:
---------------------------  ---------  ------------  --------------  -------------------  ----------
John A. A. James                    62  Director                5/00            1,090,227         7.0
---------------------------  ---------  ------------  --------------  -------------------  ----------
A. Cameron Richardson               49  Director                5/00                    0           0
---------------------------  ---------  ------------  --------------  -------------------  ----------
M. Umit Safak                       57  Director                7/01               25,000        <1.0
---------------------------  ---------  ------------  --------------  -------------------  ----------

---------------------------  ---------  ------------  --------------  -------------------  ----------
EXECUTIVE OFFICERS:
---------------------------  ---------  ------------  --------------  -------------------  ----------
John A. A. James                    62  President               5/00            1,090,227         7.0
---------------------------  ---------  ------------  --------------  -------------------  ----------
A. Cameron Richardson               49  Secretary               5/00                    0           0
---------------------------  ---------  ------------  --------------  -------------------  ----------
All Directors and executive officers as a group                                 1,115,227         7.1
--------------------------------------------------------------------  -------------------  ----------

(1) The persons named below have sole voting and investment power with respect to the shares.

BUSINESS  EXPERIENCE  OF  NOMINEES

JOHN  A.  A.  JAMES,  PRESIDENT  AND  DIRECTOR

President and Director since May 2000. Vice President and Director of Aurora Gold Corporation since October 1996. President of JAMine, Inc. (formerly James Askew Associates, Inc.) since 1988. President and Director of Mirage Resource Corporation from 1994 to 1997. He has a background of management, construction and engineering in base metal and precious metal mines in Australia, North America and elsewhere.

A.  CAMERON  RICHARDSON,  SECRETARY  AND  DIRECTOR

Secretary and Director of Aurora Metals (BVI) Limited since May 2000. President and Director of Aurora Gold Corporation since May 2001. From 1981 to 1997 he held accounting positions with various Canadian resource companies.

M.  UMIT  SAFAK,  DIRECTOR

Age 57, Director since July 2001. Director and Senior Analyst of AUZEQ Securities Limited since November 1999. Senior Resource Analyst with HSBC Securities from 1995 to 1999. Prior to entering the securities industry he held senior positions in mine management, planning and development.

EXECUTIVE  COMPENSATION

(A)  GENERAL

The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal year:

------------------------------------------------------------------------------------------------------------
                                      Annual Compensation                   Long-Term Compensation
                               -------------------------------  --------------------------------------------
                                                                         Awards                Payments
                                                                ------------------------  ------------------
                                                       Other
Name And                                               Annual                Securities
Principal Position (1)  Year                           Compen-                 Under-                 All
                                 Salary     Bonuses    sation   Restricted      Lying                other
                                  ($)         ($)        ($)      Stock       Options/     LTIP      Compen-
                                                                 Award(s)       SARs      Payouts    sation
                                                                    ($)          (=)        ($)       ($)
         (a)             (b)      (c)         (d)        (e)        (f)          (g)        (h)       (i)
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------
John A. A. James         2001  120,000 (2)       -0-       -0-  None         None         None           -0-
President and            2000  152,150 (3)       -0-       -0-  None         None         None           -0-
Director                 1999         -0-        -0-       -0-  None         None         None           -0-
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------
David E. Jenkins         2001         -0-        -0-       -0-  None         None         None           -0-
Director (4)             2000         -0-        -0-       -0-  None         None         None           -0-
                         1999         -0-        -0-       -0-  None         None         None           -0-
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------
Scott E. Broughton       2001         -0-        -0-       -0-  None         None         None           -0-
Vice President           2000         -0-        -0-       -0-  None         None         None           -0-
                         1999         -0-        -0-       -0-  None         None         None           -0-
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------
Cameron Richardson       2001         -0-        -0-       -0-  None         None         None           -0-
Secretary and            2000         -0-        -0-       -0-  None         None         None           -0-
Director                 1999         -0-        -0-       -0-  None         None         None           -0-
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------
M. Umit Safak,           2001   15,000 (6)       -0-       -0-  None         None         None           -0-
Director (5)             2000         -0-        -0-       -0-  None         None         None           -0-
                         1999         -0-        -0-       -0-  None         None         None           -0-
----------------------  -----  -----------  --------  --------  -----------  -----------  --------  --------

     Notes:

     (1) None of the Company's officers or directors was party to an employment agreement with the Company. Directors and/or officers receive expense reimbursement for expenses reasonably incurred on behalf of the Company. During the fiscal year ending December 31, 2001 two members of the board of directors, J.A.A. James and A.C. Richardson, acted as the Company's compensation committee.

     (2) Paid partly as cash ($20,000) and the balance as 600,000 restricted common shares at $0.17 per hare in lieu of cash.

     (3) Paid as 217,357 restricted common shares at $0.70 per share issued in lieu of cash.

     (4)  Mr. David E. Jenkins resigned as Director effective May 15, 2001.

     (5)  Mr. M. Umit Safak became a Director on July 12, 2001.

     (6) Paid as 25,000 restricted common shares at $0.60 per share in lieu of cash.

(B)  OPTIONS/SAR  GRANTS  TABLE

The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

----------------------------------------------------------------------------------------
           OPTION/SAR GRANTS IN 2000 and 2001 FISCAL YEAR (Individual Grants)
----------------------------------------------------------------------------------------
                                               Percent Of
                                Number of    Total Options/
                                Securities    SARs Granted
                                Underlying    To Employees    Exercise Or   Expiration
                               Option/SARs      In Fiscal      Base Price      Date
Name                           Granted (#)        Year         ($/Share)      (M/D/Y)
(a)                                (b)             (c)            (d)           (e)
-----------------------------  ------------  ---------------  ------------  -----------
John A.A. James  (1) (2)       None                        0             0
-----------------------------  ------------  ---------------  ------------  -----------
David E. Jenkins  (1) (2) (3)  None                        0             0
-----------------------------  ------------  ---------------  ------------  -----------
Scott E. Broughton (1) (2)     None                        0             0
-----------------------------  ------------  ---------------  ------------  -----------
A. Cameron Richardson (1) (2)  None                        0             0
-----------------------------  ------------  ---------------  ------------  -----------
M. Umit Safak (1) (4)          None                        0             0
-----------------------------  ------------  ---------------  ------------  -----------

Notes:

     (1)  No options were awarded in 2001.

     (2)  No options were awarded in 2000.

     (3) Mr. David Jenkins resigned from the Board of Directors effective May 15, 2001.

     (4)  Mr. M. Umit Safak became a Director on July 12, 2001.

(C)  AGGREGATED  OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

-----------------------------------------------------------------------------------
AGGREGATED  OPTION/SAR  EXERCISE  IN  LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------
                                                   Number of
                                                   Securities         Value Of
                                                   Underlying       Unexercised
                           Shares       Value     Unexercised       In-The-Money
                          Acquired    Realized    Options/SARs      Options/SARs
Name                    On Exercise      ($)     At FY-End ($)   At FY-End ($0.170)
                            (#)                   Exercisable/      Exercisable/
                                                 Unexercisable     Unexercisable
(a)                         (b)          (c)          (d)               (e)
----------------------  ------------  ---------  --------------  ------------------
John A.A. James         None          None       None                             0
----------------------  ------------  ---------  --------------  ------------------
David E. Jenkins (1)    None          None       None                             0
----------------------  ------------  ---------  --------------  ------------------
Scott E. Broughton      None          None       None                             0
----------------------  ------------  ---------  --------------  ------------------
A. Cameron Richardson   None          None       None                             0
----------------------  ------------  ---------  --------------  ------------------
M. Umit Safak           None          None       None                             0
----------------------  ------------  ---------  --------------  ------------------

     Notes:

     (1) Mr. David Jenkins resigned from the Board of Directors effective May 15, 2001.

(D)  LONG-TERM  INCENTIVE  PLANS  ("LTIP")  AWARDS  TABLE

The Company does not have a Long-term Incentive Plan.

(E)  COMPENSATION  OF  DIRECTORS

The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2001 non-officers directors received a total of $15,000 in consulting fees paid as restricted common shares in lieu of cash.

(F)  MEETINGS  OF  THE  BOARD  OF  DIRECTORS  AND  COMMITTEES

The duties of the Committees are as follows:

EXECUTIVE COMMITTEE (John A.A. James, A. Cameron Richardson and M. Umit Safak)

The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

AUDIT COMMITTEE (John A.A. James and A. Cameron Richardson)

The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to the operation of the Company.

COMPENSATION  AND BENEFITS COMMITTEE (John A.A. James, A. Cameron Richardson and
M. Umit  Safak)

The Compensation Committee receives and considers recommendations from the President for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters.

NOMINATING  COMMITTEE (John A.A. James, A. Cameron Richardson and M. Umit Safak)

The responsibilities of the Nominating Committee include recommending persons to act as Directors, preparing for and recommending replacements for any vacancies in Director positions during the year, and initial review of policy issues regarding the size and composition of the Board of Directors.

MEETINGS

The Board met by telephone four (4) times during 2001.

During 2001 the Compensation and Benefits Committee held one meeting by telephone conference call and the Audit Committee held three meetings by telephone conference call.

During 2001 and the first quarter of 2002 the audit committee reviewed the fiscal 2001 interim unaudited financial statements and the year-end audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The audit committee has received the written disclosures and the letter from the independent accountants required by the Independence Standards Board Standard No. 1 (Independence

Standard Board Standard No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the company's Annual Report on Form 20-F for the latest fiscal year for filing with the SEC.


AUDIT  COMMITTEE  REPORT

The Audit Committee of the Board of Directors is composed of two Directors. The Board of Directors has not adopted a written charter for the Audit Committee.

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Company's independent accountants. Management is responsible for the Company's financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of the Company's internal audit department.

In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement On Auditing Standards No. 61, "Communication with Audit Committees".

The Company's independent accountants also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements contained in the Company's Annual Report on Form 20-F for the year ended December 31, 2001. The Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 20-F for the year ended December 31, 2001, as filed with the SEC.

The Audit Committee discussed with the Company's independent accountants the overall scope and plans for their audit. The Audit Committee meets with the internal and independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

This report is submitted by the Audit Committee. Its members are:
John  A.A.  James
A.  Cameron  Richardson

(G)  CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

The proposed business of the Company raises potential conflicts of interests between the Company and certain of its officers and directors.

Certain of the directors of the Company are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which the Company may participate, the directors of the Company may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether the Company will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the potential benefits to the Company, the degree of risk to which the Company may be exposed and its financial position at that time. Other than as indicated, the Company has no other procedures or mechanisms to deal with conflicts of interest. The Company is not aware of the existence of any conflict of interest as described herein.

Directors and/or officers will receive expense reimbursement for expenses reasonably incurred on behalf of the Company.

Included in accounts payable at December 31, 2001 is $108,839 (2000 - $164,327) due to a director, and a company controlled by a director in respect of salaries, consulting fees and reimbursement for operating expenses.

The Company does not pay a fee to its outside, non-officer directors. The Company believes that consulting fees and reimbursement for operating expenses paid to corporations owned by directors are comparable to amounts that would have been paid to at arms length third party providers of such services.

(H)  SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms which they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that during the fiscal year ended December 31, 2001 all filing requirements, Forms 3, 4 and 5, applicable to its officers, directors and greater than ten percent beneficial owners were in compliance.

(I)  SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of August 13, 2002 by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding Common Stock; (ii) each of the Company's directors and officers; and (iii) all directors and officers of the Company as a group. As at August 13, 2002 there were 15,619,126 shares of Common Stock issued and outstanding.

--------------------------------------  ------------------  ------------
Name of                                  Shares of Common   Approximate
Beneficial                              Stock Beneficially   Percentage
Owner                                         Owned            Owned
--------------------------------------  ------------------  ------------
Billiton E&D 3 B.V.                                857,143          5.5%
--------------------------------------  ------------------  ------------
Officers and Directors
--------------------------------------  ------------------  ------------
John A.A. James
2055 South Ingalls Way,
Lakewood, Colorado, U.S.A. 80227-2515            1,090,227          7.0%
--------------------------------------  ------------------  ------------


                                  Page 11 of 15

--------------------------------------  ------------------  ------------
A. Cameron Richardson
Suite 1505, 1060 Alberni Street
Vancouver, B.C., Canada V6E 4K2                          0            0%
--------------------------------------  ------------------  ------------
M. Umit Safak,
4 Bettina Court,
Lower Templestowe,
Victoria, Australia 3107                            25,000         <1.0%
--------------------------------------  ------------------  ------------
Officers and Directors (3 persons)               1,115,227          7.1%
--------------------------------------  ------------------  ------------



PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

The Board of Directors recommends the ratification by the stockholders of the appointment of Moore Stephens Ellis Foster Ltd. as the Company's independent accountants for the fiscal year ending December 31, 2002. Moore Stephens Ellis Foster Ltd. has been the accountant for the Company since March 31, 2000.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Moore Stephens Ellis Foster Ltd. A representative of Moore Stephens Ellis Foster Ltd. is not expected to be present.

AUDIT  FEES:

The aggregate fees billed by Moore Stephens Ellis Foster Ltd. for professional services for the audit of the Company's annual consolidated financial statements for fiscal 2001, review of the consolidated financial statements included in the Company's Annual Report on Form 20-F for fiscal 2001 were $5,564.

All  other  fees:
The aggregate fees billed to the Company for all other services by Moore Stephens Ellis Foster Ltd. for fiscal 2001 were $ 0.

The Audit Committee believes that the services rendered by Moore Stephens Ellis Foster Ltd. are compatible with maintaining the principal accountant's independence.

PROPOSAL  3.  2002  STOCK  OPTION  PLAN

The Board of Directors recommends the ratification by the stockholders of the 2002 Stock Option Plan. The purpose of the 2002 Stock Option Plan is to enable the Company and its Designated Subsidiaries, as defined therein, to attract, retain, and motivate employees, directors and consultants of the Company who are important to the success and growth of the business of the Company and its Designated Subsidiaries and to offer an additional inducement to obtain the services of such persons.

Pursuant to the Plan the Board of directors will have the authority to issue and have outstanding up to an aggregate number of options relating to the issuance of shares, not exceeding, at any time, 15% of the then issued and outstanding shares of common stock, at such prices and on such terms as may be determined by the Board of Directors.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the 2002 Stock Option Plan.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR 2003 ANNUAL MEETING

Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by the Company at its headquarters in Lakewood, Colorado on or before December 1, 2002 to be eligible for inclusion in the Company's proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to The Secretary, Aurora Metals (BVI) Limited, 6655 West Jewell Avenue, Suite 102, Lakewood, Colorado USA 80232-7108. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL  INFORMATION

The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded on the NASD OTC Bulletin Board under the symbol AURMF.

All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. The Company is current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

The Company's Annual Report on Form 20-F for the year ended December 31, 2001, including financial statements, is being mailed together with this Proxy Statement to the Company's stockholders of record at the close of business on August 13, 2002. The Company will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of the Company's annual report on Form 20-F for the year ended December 31, 2001, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 20-F should be directed to Aurora Metals (BVI) Limited, 6655 West Jewell Avenue, Suite 102, Lakewood, Colorado USA 80232-7108, Attention: Cameron Richardson.

OTHER  BUSINESS

The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. If, however, any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

By Order of the Board of Directors


/s/  John A.A. James
--------------------

John A.A. James
President



August  13,  2002

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                           AURORA METALS (BVI) LIMITED
                       6655 West Jewell Avenue, Suite 102,
                       Lakewood, Colorado, USA 80232-7108

                                      PROXY

SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE
                         HELD ON FRIDAY, AUGUST 30, 2002

The undersigned hereby appoints John A.A. James and A. Cameron Richardson or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Aurora Metals (BVI) Limited held of record by the undersigned at the close of business on August 13, 2002 at the Annual Meeting of Stockholders to be held on August 30, 2002 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND OTHER BUSINESS.

The Board of Directors recommends a vote FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

     / /  FOR all nominees listed (except      / /  WITHHOLD AUTHORITY to
     as marked to the contrary below)               vote for all nominees listed
                                                    below

     John A.A. James, A. Cameron Richardson and M. Umit Safak

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF MOORE STEPHENS ELLIS FOSTER LTD. AS INDEPENDENT ACCOUNTANTS.

     / /  FOR          / /  AGAINST          / /  ABSTAIN

3.   PROPOSAL  TO  RATIFY  THE  2002  STOCK  OPTION  PLAN.

     / /  FOR          / /  AGAINST          / /  ABSTAIN

4. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

     / /  FOR          / /  AGAINST          / /  ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Dated:
       -------------------------------------



--------------------------------------------------
Signature



--------------------------------------------------
Signature  if  held  jointly



--------------------------------------------------
Please  print  name(s)